Commitments And Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies [Abstract]
Commitments And Contingencies

29. Commitments and contingencies

Aircraft on order

As of December 31, 2015, we had commitments to purchase 447 new aircraft scheduled for delivery through 2022. The majority of these commitments are based upon purchase agreements with Boeing, Airbus and Embraer. These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of December 31, 2015, we had made non-refundable deposits on these purchase commitments (exclusive of capitalized interest and fair value adjustments) of approximately $526.8 million, $403.8 million and $7.5 million with Boeing, Airbus and Embraer, respectively.

Management anticipates that a portion of the aggregate purchase price for the acquisition of aircraft will be funded by incurring additional debt. The amount of the indebtedness to be incurred will depend on the final purchase price of the aircraft, which can vary due to a number of factors, including inflation.

Movements in prepayments on flight equipment and capitalized interest during the years ended December 31, 2015 and 2014 were as follows:

	Year Ended December 31,
	2015		2014
Prepayments on flight equipment and capitalized interest at beginning of period	$3,486,514		$223,815
Prepayments made during the period	747,541		320,396
ILFC Transaction	—		3,176,322
Interest capitalized during the period	79,230	(a)	80,328
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,012,859)		(314,347)
Prepayments on flight equipment and capitalized interest at end of period	$3,300,426		$3,486,514

(a)	Includes an out of period adjustment of $16.9 million. See Note 2—Basis of presentation.

The following table presents our contractual commitments for the purchase of flight equipment as of December 31, 2015:

	2016	2017	2018	2019	2020	Thereafter	Total
Purchase obligations (a)	$3,883,380	$5,647,627	$5,817,938	$4,484,003	$3,608,082	$3,017,180	$26,458,210

(a)	Includes commitments to purchase 413 aircraft, 34 purchase and leaseback transactions and spare engine commitments.

Leases

We have operating lease agreements with third parties for office space, company cars and office equipment. As of December 31, 2015, minimum payments under the lease agreements for office space were as follows:

Future minimum lease payments
2016	$10,828
2017	13,908
2018	11,800
2019	9,657
2020	9,732
Thereafter	65,253
$121,178

Asset value guarantees

As part of the ILFC Transaction, we assumed the potential obligation of contracts that guarantee, for a fee, a portion of the residual value of aircraft owned by third parties. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and, in certain cases, provide us with an option to purchase the aircraft for the guaranteed value. During the year ended December 31, 2015, we settled three asset value guarantees and recognized a $22.6 million gain. As of December 31, 2015, eight guarantees were outstanding.

We regularly review the underlying values of the aircraft collateral to determine our exposure under asset value guarantees. We did not record any asset guarantee loss provisions during the years ended December 31, 2015 or 2014.

As of December 31, 2015 and 2014, the carrying value of the asset value guarantee liability was $37.5 million and $133.5 million, respectively, and was included in accounts payable, accrued expenses and other liabilities in our Consolidated Balance Sheets. As of December 31, 2015, the maximum aggregate potential commitment that we were obligated to pay under these guarantees, including those exercised, and without any offset for the projected value of the aircraft or other contractual features that may limit our exposure, was approximately $168.4 million.

Other guarantees

In September 2015, we entered into an agreement to guarantee the future re-lease or extension rental rates and other costs of four aircraft sold up to agreed maximum amounts for each aircraft. These guarantees expire when qualifying re-lease or extension agreements are signed, but no later than 2018. We are obligated to perform under these guarantees if the contracted net re-lease or extension rates do not equal or exceed the specified amounts in the guarantees. As of December 31, 2015, the guarantee carrying value was $9.9 million and was included in accounts payable, accrued expenses and other liabilities in our Consolidated Balance Sheet. As of December 31, 2015, the maximum undiscounted aggregate future guarantee payments that we could be obligated to make under these guarantees, without offset for the projected net future re-lease or extension rates, were approximately $22.4 million.

Legal proceedings

General

In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our consolidated financial condition, results of operations or cash flows.

VASP litigation

 We leased 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The Appellate Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have defended this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Tribunal of Justice (the “STJ”) dismissed our then-pending appeal and on April 5, 2006, a special panel of the STJ confirmed this decision. On May 15, 2006 we filed an extraordinary appeal with the Federal Supreme Court. In September 2009 the Federal Supreme Court requested an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommended that AerCap’s extraordinary appeal be accepted for trial and that the case be subject to a new judgment before the STJ. The Federal Supreme Court is not bound by the opinion of the Attorney General. While we have been advised that it would be normal practice to take such an opinion into consideration, there are no assurances that the Federal Supreme Court will rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the STJ would be.

On February 23, 2006, VASP commenced a procedure to calculate its alleged damages and since then we, VASP and the court appointed experts to assist the court in calculating damages. Our appointed expert has concluded that no damages were incurred. The VASP-appointed expert has concluded that substantial damages were incurred, and has claimed that such damages should reflect monetary adjustments and default interest for the passage of time. The court-appointed expert has also concluded that no damages were incurred. The public prosecutor had filed an opinion that supports the view of the VASP-appointed expert. In response to that opinion, the court-appointed expert reaffirmed his conclusion. A subsequently-appointed public prosecutor has since filed a new opinion that is less supportive of the VASP-appointed expert’s opinion. The procedure is ongoing. We believe, and we have been advised, that it is not probable that VASP will be able to recover damages from us even if VASP prevails on the issue of liability. The outcome of the legal process is, however, uncertain, and the court is conducting its own analysis and will reach its own conclusion. The amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.

In July 2006, we brought a claim for damages against VASP in the English courts, seeking damages incurred by AerCap as a result of VASP's default under seven leases that were governed by English law. VASP filed applications challenging the jurisdiction of the English court, and sought to adjourn the jurisdictional challenge pending the sale of some of its assets in Brazil. We opposed this application and by an order dated March 6, 2008, the English court dismissed VASP’s applications.

In September 2008, the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP appealed this decision. In December 2008, we filed with the English court an application for default judgment, seeking damages plus accrued interest pursuant to seven lease agreements. On March 16, 2009, we obtained a default judgment in which we were awarded approximately $40.0 million in damages plus accrued interest. We subsequently applied to the STJ for an order ratifying the English judgment, so that it might be asserted in the VASP bankruptcy. The STJ granted AerCap's application and entered an order ratifying the English judgment. Although VASP appealed that order, it is fully effective pending a resolution of VASP's appeal of the order ratifying the English judgment.

On November 6, 2012, the STJ ruled in favor of VASP on its appeal from the order placing it in bankruptcy. Acting alone, the reporting justice of the appellate panel ordered the bankruptcy revoked and the matter converted to a judicial reorganization. Several creditors of VASP appealed that ruling to the full panel of the STJ. On December 17, 2012, the Special Court of the STJ reversed the ruling of the reporting justice and upheld the order placing VASP in bankruptcy. The decision was published on February 1, 2013. On February 25, 2013, the lapse of time for appeal (res judicata) was certified.

In addition to our claim in the English courts, AerCap has also brought actions against VASP in the Irish courts to recover damages incurred as a result of VASP's default under nine leases governed by Irish law. The Irish courts granted an order for service of process, and although VASP opposed service in Brazil, the STJ ruled that service of process had been properly completed. After some additional delay due to procedural issues related to VASP’s bankruptcy, the Irish action went forward. Upon VASP's failure to appear, the High Court entered default judgment in favor of AerCap, finding VASP liable for breach of its obligations under the leases. On October 24, 2014, the High Court entered judgment in favour of AerCap, awarding us damages in the amount of approximately $36.9 million. We are presently seeking to have the Irish judgment ratified by the STJ in Brazil, so that it might be asserted in the VASP bankruptcy.

Transbrasil litigation

In the early 1990s, two AerCap-related companies (the "AerCap Lessors") leased an aircraft and two engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now-defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with GECC and certain of its affiliates (collectively with GECC, the "GE Lessors"). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the "Notes") to the AerCap lessors and GE Lessors (collectively the "Lessors") in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.

Transbrasil brought a lawsuit against the Lessors in February 2001 (the “Transbrasil Lawsuit”), claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the “2010 Judgment”) rejecting the Lessors' appeal, ordering them to pay Transbrasil statutory penalties equal to double the face amount of the Notes (plus interest and monetary adjustments) as well as damages for any losses incurred as a result of the attempts to collect on the Notes. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court (the “Indemnity Claim”). In June 2010, the AerCap Lessors and GE Lessors separately filed special appeals before the STJ in Brazil. These special appeals were subsequently admitted for hearing.

In July 2011, Transbrasil brought three actions for provisional enforcement of the 2010 Judgment (the “Provisional Enforcement Actions”): one to enforce the award of statutory penalties; a second to recover attorneys’ fees related to that award, and a third to enforce the Indemnity Claim. Transbrasil submitted its alleged calculation of statutory penalties, which, according to Transbrasil, amounted to approximately $210 million in the aggregate against all defendants, including interest and monetary adjustments. AerCap and its co-defendants opposed provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil’s calculations were greatly exaggerated.

Transbrasil also initiated proceedings to determine the amount of its alleged Indemnity Claim. The court appointed an expert to determine the measure of damages and the defendants appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that Transbrasil suffered no damage as a result of the defendants' attempts to collect on the Notes.

In February 2012, AerCap brought a civil complaint against GECAS and GECC in the State of New York (the “New York Action”), alleging, among other things, that GECAS and GECC had violated certain duties to AerCap in connection with their attempts to enforce the Notes and their defense of Transbrasil’s lawsuit. In November 2012, AerCap, GECAS, and the GE Lessors entered into a settlement agreement resolving all of the claims raised in the New York Action. The terms of the settlement agreement are confidential.

In October 2013, the STJ granted the special appeals filed by GECAS and its related parties, effectively reversing the 2010 Judgment in most respects as to all of the Lessors.

In February 2014, Transbrasil appealed the STJ’s ruling of October 2013 to another panel of the STJ.

In light of the STJ’s ruling of October 2013, the trial court has ordered the dismissal of two of Transbrasil’s Provisional Enforcement Actions – those seeking statutory penalties and attorneys’ fees. The TJSP has since affirmed the dismissals of those actions. Transbrasil’s Provisional Enforcement Action with respect to the Indemnity Claim remains pending; however, the action has currently been stayed pending a final decision in the Transbrasil Lawsuit.

Yemen Airways-Yemenia litigation

ILFC is named in a lawsuit in connection with the 2009 crash of an Airbus A310-300 aircraft owned by ILFC and on lease to Yemen Airways-Yemenia, a Yemeni carrier ("Hassanati Action"). The Hassanati plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The Hassanati Action commenced in January 2011 and is pending in the United States District Court for the Central District of California. On February 18, 2014, the district court granted summary judgment in ILFC's favor and dismissed all of the Hassanati plaintiffs' remaining claims. The Hassanati plaintiffs appealed. On March 22, 2016, the appellate court rejected the appeal. On August 29, 2014, a new group of plaintiffs filed a lawsuit against ILFC in the United States District Court for the Central District of California (the "Abdallah Action"). The Abdallah Action claims unspecified damages from ILFC on the same theory as does the Hassanati Action. We believe that ILFC has substantial defenses on the merits and is adequately covered by available liability insurance in respect of both the Hassanati Action and the Abdallah Action.

Air Lease litigation

On April 24, 2012, ILFC and AIG filed a lawsuit in the Los Angeles Superior Court against ILFC's former CEO, Steven Udvar Hazy, Mr. Hazy's current company, Air Lease Corporation (“ALC”), and a number of ALC's officers and employees who were formerly employed by ILFC. The lawsuit alleged that Mr. Hazy and the former officers and employees, while employed at ILFC, diverted corporate opportunities from ILFC, misappropriated ILFC's trade secrets and other proprietary information, and committed other breaches of their fiduciary duties, all at the behest of ALC.

The complaint sought monetary damages and injunctive relief for breaches of fiduciary duty, misappropriation of trade secrets, unfair competition, and various other violations of state law.

On August 15, 2013, ALC filed a cross-complaint against ILFC and AIG. Relevant to ILFC, ALC's cross-complaint alleged that ILFC entered into, and later breached, an agreement to sell aircraft to ALC. Based on these allegations, the cross-complaint asserted a claim against ILFC for breach of contract. The cross-complaint sought significant compensatory and punitive damages.

On April 23, 2014, ILFC filed an amended complaint adding as a defendant Leonard Green & Partners, L.P. The complaint added claims against Leonard Green & Partners, L.P. for aiding and abetting the individual defendants’ breaches of their fiduciary duties and duty of loyalty to ILFC and for unfair competition.

On April 23, 2015, we entered into an agreement to settle the litigation. Pursuant to the terms of the settlement agreement, each of the parties to the litigation received full releases of all claims and counterclaims asserted in the litigation. Neither AerCap nor ILFC made or received any payments pursuant to the settlement agreement.